UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: November 8, 2007

MEXORO MINERALS LTD.

(formerly SUNBURST ACQUISITIONS IV, INC.)

 (Exact name of registrant as specified in its charter)

Colorado	0-23561	84-1431797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Division de Norte #305-B Col San Felipe Chihuahua, Chih Mexico	31203
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:  + (52) 614 426 5505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors

Resignation of Director      On November 8, 2007, Tracy A. Moore resigned as a director of the Registrant, effective immediately.

Resignation of Executive Officer.   On November 8, 2007, Salil Dhaumya resigned as chief financial officer of the Registrant, effective immediately.

There was no disagreement between the Registrant and the director or executive officer.  The Registrant is currently seeking successors to fill the vacant positions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

MEXORO MINERALS, LTD.

By: /s/ Robert Knight

Robert Knight, President and Director

November 15, 2007